Exhibit 21.1

THE FOLLOWING WERE THE SUBSIDIARIES OF THE COMPANY AS OF DECEMBER 31, 2015:

Company	Country of
Name	Registration

Acappella Agency Limited	England & Wales
Acappella Capital Limited	England & Wales
Acappella Delegated Authority North America Limited	England & Wales
Acappella Group Holdings Limited	England & Wales
Acappella Services Limited	England & Wales
Acappella Syndicate Management Limited	England & Wales
Acappella Transactional Real Estate Limited	England & Wales
AF Willis Bahrain E.C.	Bahrain
AF Willis Bahrain W.L.L.	Bahrain
Aqueous Management Limited	England & Wales
Asesorauto 911, C.A.	Venezuela
Asifina S.A.	Argentina
Asmarin Verwaltungs AG	Switzerland
Attain Consulting Limited	Ireland
Barnfield Swift & Keating LLP	England & Wales
Be My Compensation Management AB	Sweden
Bolgey Holding S.A.	Spain
Brokerskie Centrum Ubezpieczeniowe AMA SP. Z O.O.	Poland
C.A. Prima Corretaje de Seguros	Venezuela
Carsa Actuarios, S.C.	Mexico
Carsa Consultores, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Charles Monat Agency Limited	Hong Kong
Charles Monat Associates AG	Liechtenstein
Charles Monat Associates Limited	Hong Kong
Charles Monat Associates Pte. Ltd.	Singapore
Charles Monat Limited	Hong Kong
Citadel Merger Sub, Inc.	U.S.A
CKA Risk Solutions Pty Limited	Australia
Claim Management Administrator, S.L.	Spain
Consultores en Administración de Riesgos y Servicios Actuariales, S.C.	Mexico
Corporate Medical Management Limited	England & Wales
CORRE Partnership LLP	England & Wales
Coyle Hamilton Holdings (UK) Limited	England & Wales
Coyle Hamilton Insurance Brokers Limited	England & Wales
Devonport Underwriting Agency Limited	England & Wales
Dream Management 1	France
Dream Management 2	France
Dream Management 3	France
Encore Insurance PCC, Limited	U.S.A.
Encore One IC, Inc	U.S.A.

Faber & Dumas Limited	England & Wales
Faber Global Limited	England & Wales
Financière Muscaris IV	France
Freberg Environmental, Inc.	U.S.A.
Friars Street Insurance Limited	Guernsey
Friars Street Trustees Limited	England & Wales
Glencairn Group Limited	England & Wales
Glencairn UK Holdings Limited	England & Wales
Goodhale Limited	England & Wales
Gras Savoye Willis Net Trust Insurance Brokers SA	Greece
Group Risk Management Services Proprietary Limited	South Africa
GS & Cie Groupe	France
Hamilton & Hamilton 1972 Limited	Ireland
Hilb Rogal & Hobbs UK Holdings Limited	England & Wales
HRH (London) Limited	England & Wales
HRH Reinsurance Brokers Limited	England & Wales
Hunt Insurance Group, LLC	U.S.A.
IFG Private Clients Limited	Ireland
InsClear AB	Sweden
InsClear Holding AB	Sweden
International Tankers Indemnity Association Limited	England & Wales
InterRisk Risiko-Management-Beratung GmbH	Germany
Johnson Puddifoot & Last Limited	England & Wales
JWA Marine GmbH	Germany
K Evans & Associates Limited	England & Wales
Lees Preston Fairy (Holdings) Limited	England & Wales
Lime Street Insurance PCC Limited	Malta
Matthews Wrightson & Co Limited	England & Wales
Max Matthiessen AB	Sweden
Max Matthiessen Värdepapper AB	Sweden
McGuire Insurances Limited	Northern Ireland
Mercorp, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Meridian Insurance Company Limited	Bermuda
MICAL	Gurnsey
Miller 2015 Limited	England & Wales
Miller Bermuda Limited	Bermuda
Miller do Brasil Corretora de Resseguros Ltda	Brazil
Miller Holdings Limited	England & Wales
Miller Insurance Holdings Limited	England & Wales
Miller Insurance Investments Limited	England & Wales
Miller Insurance Services (Labuan) Limited	Malaysia
Miller Insurance Services (Singapore) Pte. Limited	Signapore
Miller Insurance Services LLP	England & Wales
Miller Marine Limited	England & Wales
Miller North America Limited	England & Wales
Miller Reinsurance Brokers Limited	England & Wales

MM Holding AB	Sweden
Morton Insurance Company Limited	England & Wales
Motheo Reinsurance Consultants (Pty) Limited	South Africa
Navigera AB	Sweden
NIB (Holdings) Limited	England & Wales
NIB (UK) Limited	England & Wales
Oakley Holdings Limited	England & Wales
Opus Holdings Limited	England & Wales
Opus Insurance Services Limited	England & Wales
Opus London Market Limited	England & Wales
PBW LLC	U.S.A.
Plan Administrado Rontarca Salud, C.A.	Venezuela
Planlife Trustee Services Limited	Ireland
PMI Health Group Limited	England & Wales
PMIHG Holdings Limited	England & Wales
PPH Limited	Bermuda
Premium Funding Associates, Inc.	U.S.A.
Prime Professions Limited	England & Wales
Private Medicine Intermediaries Limited	England & Wales
PT Willis Indonesia	Indonesia
PT Willis Reinsurance Indonesia	Indonesia
Queenswood Properties Inc	U.S.A.
RCCM Limited	England & Wales
Resilience Re Limited	Bermuda
Retirement Strategies Limited	Ireland
Richard Oliver International Limited	England & Wales
Richard Oliver Underwriting Managers Pty Limited	Australia
Richardson Hosken Holdings Limited	England & Wales
Rontarca Willis, C.A.	Venezuela
Rontarca-Prima Consultores C.A.	Venezuela
Run-Off 1997 Limited	England & Wales
Scheuer Verzekeringen B.V.	Netherlands
SEFS	Sweden
Sertec Servicos Tecnicos de Inspecao, Levantamentos e Avaliacoes Ltda	Brazil
Six Clerks Insurance Services Limited	England & Wales
Smith, Bell & Thompson, Inc.	U.S.A.
Special Contingency Risks Limited	England & Wales
Special Contingency Risks, Inc	U.S.A.
Stewart Wrightson (Regional Offices) Limited	England & Wales
Stewart Wrightson International Group Limited	England & Wales
TA I Limited	England & Wales
The CORRE Partnership Holdings Limited	England & Wales
The Willis Foundation	U.S.A
Trade Credit Brokers	Ireland
Trinity Acquisition Limited	England & Wales
Trinity Processing Services (Australia) Pty Limited	Australia

Trinity Processing Services Limited	England & Wales
Trinity Square Insurance Limited	Gibraltar
Trustee Principles Limited	Ireland
VEAGIS Limited	England & Wales
Venture Reinsurance Company Limited	Barbados
W.I.R.E. Limited	England & Wales
W.I.R.E. Risk Information Limited	England & Wales
WDF Consultores S.A.	Argentina
Westport Financial Services, LLC	U.S.A.
Westport HRH, LLC	U.S.A.
WFB Corretora de Seguros Ltda	Brazil
Willconsulting Srl	Italy
Willis Re S.A.	France
Willis (Bermuda) 2 Limited	Bermuda
Willis (Bermuda) Limited	Bermuda
Willis (Shanghai) Business Consulting Co., LTD.	China
Willis (Singapore) Pte Limited	Singapore
Willis (Taiwan) Limited	Taiwan
Willis A/S	Denmark
Willis AB	Sweden
Willis Administradora de Beneficios Ltda	Brazil
Willis Administration (Isle of Man) Limited	Isle of Man
Willis Administrative Services Corporation	U.S.A.
Willis Affinity Corretores de Seguros Limitada	Brazil
Willis Affinity SL	Spain
Willis AG	Switzerland
Willis Agente de Seguros y Fianzas, S.A. de C.V.	Mexico
Willis Americas Administration, Inc.	U.S.A.
Willis Argentina S.A.	Argentina
Willis AS	Norway
Willis Asia Pacific Limited	England & Wales
Willis Assekuranz GmbH	Germany
Willis Australia Group Services Pty Limited	Australia
Willis Australia Holdings Limited	Australia
Willis Australia Limited	Australia
Willis B.V.	Netherlands
Willis Canada Inc.	Canada
Willis Capital Markets & Advisory (Hong Kong) Limited	Hong Kong
Willis Capital Markets & Advisory Limited	England & Wales
Willis Chile Limitada	Chile
Willis CIS Insurance Broker LLC	Russia
Willis Colombia Corredores de Seguros S.A.	Colombia
Willis Consulting K.K.	Japan
Willis Consulting Limited	England & Wales
Willis Consulting S.A.S	Colombia
Willis Consulting S.L.	Spain

Willis Consulting Services Private Limited	India
Willis Corporate Director Services Limited	England & Wales
Willis Corredores de Reaseguro Limitada	Chile
Willis Corredores de Reaseguros S.A.	Colombia
Willis Corredores de Reaseguros SA	Argentina
Willis Corredores de Reaseguros SA	Peru
Willis Corredores de Seguros SA	Peru
Willis Corretaje de Reaseguros S.A.	Venezuela
Willis Corretora de Resseguros Limitada	Brazil
Willis Corretores de Seguros Limitada	Brazil
Willis Corretores de Seguros SA	Portugal
Willis Corroon (FR) Limited	England & Wales
Willis Corroon Financial Planning Limited	England & Wales
Willis Corroon Licensing Limited	England & Wales
Willis Corroon Management (Luxembourg) S.A.	Luxembourg
Willis Corroon Nominees Limited	England & Wales
Willis Employee Benefits Limited	England & Wales
Willis Employee Benefits Pty Limited	Australia
Willis ESOP Management Limited	Jersey
Willis Europe B.V.	Netherlands
Willis Faber & Dumas Limited	England & Wales
Willis Faber (Underwriting Management) Limited	England & Wales
Willis Faber AG	Switzerland
Willis Faber Limited	England & Wales
Willis Faber UK Group Limited	England & Wales
Willis Faber Underwriting Agencies Limited	England & Wales
Willis Faber Underwriting Services Limited	England & Wales
Willis Finance Limited	England & Wales
Willis Financial Limited	England & Wales
Willis Finansradgivning I/S	Denmark
Willis Finanzkonzepte GmbH	Germany
Willis Føroyar I/S	Faroe Islands
Willis Forsikringspartner AS	Norway
Willis Forsikringsservice I/S	Denmark
Willis France Holdings SAS	France
Willis G/S France	France
Willis Galicia Correduria de Seguros S.A.	Spain
Willis General Agency Srl	Italy
Willis Giaconia Life, LLC	U.S.A.
Willis Global Markets B.V.	Netherlands
Willis GmbH	Austria
Willis GmbH & Co., K.G.	Germany
Willis Group Limited	England & Wales
Willis Group Medical Trust Limited	England & Wales
Willis Group Services Limited	England & Wales
Willis GS Ireland Limited	Ireland

Willis GS UK Holdings Limited	England & Wales
Willis GS UK Limited	England & Wales
Willis Holding AB	Sweden
Willis Holding Company of Canada Inc	Canada
Willis Holding GmbH	Germany
Willis Hong Kong Limited	Hong Kong
Willis HRH Inc.	U.S.A.
Willis Human Capital & Benefits Ireland Limited	Ireland
Willis I/S	Denmark
Willis Iberia Correduria de Seguros y Reaseguros SA	Spain
Willis Insurance Agency I/S	Denmark
Willis Insurance Brokers Co. Ltd.	China, PRC
Willis Insurance Brokers LLC	Ukraine
Willis Insurance Services of California, Inc.	U.S.A.
Willis Insurance Services of Georgia, Inc.	U.S.A.
Willis Insurance Services S.A.	Chile
Willis International Limited	England & Wales
Willis Investment Holdings (Bermuda) Limited	Bermuda
Willis Investment UK Holdings Limited	England & Wales
Willis Italia S.p.A	Italy
Willis Japan Holdings K.K.	Japan
Willis Japan Limited	England & Wales
Willis Japan Services K.K.	Japan
Willis Kft	Hungary
Willis Korea Limited	Korea
Willis Limited	England & Wales
Willis Management (Barbados) Limited	Barbados
Willis Management (Bermuda) Limited	Bermuda
Willis Management (Cayman) Limited	Cayman Islands
Willis Management (Dublin) Limited	Ireland
Willis Management (Gibraltar) Limited	Gibraltar
Willis Management (Guernsey) Limited	Guernsey
Willis Management (HK) Pty Limited	Hong Kong
Willis Management (Isle of Man) Limited	Isle of Man
Willis Management (Labuan) Limited	Malaysia
Willis Management (Malta) Limited	Malta
Willis Management (Singapore) Pte Ltd	Singapore
Willis Management (Stockholm) AB	Sweden
Willis Management (Vermont) Limited	U.S.A
Willis Mexico Intermediario de Reaseguro S.A. de C.V.	Mexico
Willis NA Inc.	U.S.A.
Willis Nederland B.V.	Netherlands
Willis Netherlands Holdings B.V.	Netherlands
Willis New Zealand Limited	New Zealand
WILLIS NORTH AMERICA INC.	U.S.A.
Willis North American Holding Company	U.S.A.

Willis of Alabama, Inc.	U.S.A.
Willis of Arizona, Inc.	U.S.A.
Willis of Colorado, Inc.	U.S.A.
Willis of Connecticut, LLC	U.S.A.
Willis of Florida, Inc.	U.S.A.
Willis of Greater Kansas, Inc.	U.S.A.
Willis of Illinois, Inc.	U.S.A.
Willis of Louisiana, Inc.	U.S.A.
Willis of Maryland, Inc.	U.S.A.
Willis of Massachusetts, Inc.	U.S.A.
Willis of Michigan, Inc.	U.S.A.
Willis of Minnesota, Inc.	U.S.A.
Willis of Mississippi, Inc.	U.S.A.
Willis of New Hampshire, Inc.	U.S.A.
Willis of New Jersey, Inc.	U.S.A.
Willis of New York, Inc.	U.S.A.
Willis of North Carolina, Inc.	U.S.A.
Willis of Ohio, Inc.	U.S.A.
Willis of Oklahoma, Inc.	U.S.A.
Willis of Oregon, Inc.	U.S.A.
Willis of Pennsylvania, Inc.	U.S.A.
Willis of Seattle, Inc.	U.S.A.
Willis of Tennessee, Inc.	U.S.A.
Willis of Texas, Inc.	U.S.A.
Willis of Virginia, Inc.	U.S.A.
Willis of Wisconsin, Inc.	U.S.A.
Willis of Wyoming, Inc.	U.S.A.
Willis Overseas Brokers Limited	England & Wales
Willis Overseas Investments Limited	England & Wales
Willis Overseas Limited	England & Wales
Willis OY AB	Finland
Willis Pension Trustees Limited	England & Wales
Willis Personal Lines, LLC	U.S.A.
Willis PMI Group Limited	England & Wales
Willis Polska S.A.	Poland
Willis Processing Services (India) Pvt. Ltd	India
Willis Processing Services, Inc.	U.S.A.
Willis Programs of Connecticut Inc.	U.S.A.
Willis Re (Pty) Limited	South Africa
Willis Re Bermuda Limited	Bermuda
Willis Re Beteiligungsgesellschaft mbH	Germany
Willis Re Canada Inc.	Canada
Willis Re GmbH & Co., K.G.	Germany
Willis Re Inc.	U.S.A.
Willis Re Japan K.K.	Japan
Willis Re Labuan Limited	Malaysia

Willis Re Nordic Reinsurance Broking (Denmark) A/S	Denmark
Willis Re Nordic Reinsurance Broking (Norway) AS	Norway
Willis Re Southern Europe S.p.A	Italy
Willis Reinsurance Australia Limited	Australia
Willis Risk Management (Ireland) Limited	Ireland
Willis Risk Management (Malaysia) Sdn. Bhd.	Malaysia
Willis Risk Services (Ireland) Ltd	Ireland
Willis Risk Services Holdings (Ireland) Limited	Ireland
Willis S & C c Correduria de Seguros y Reaseguros SA (Barcelona)	Spain
Willis Schadensmanagement GmbH	Germany
Willis Securities, Inc.	U.S.A.
Willis Services (Malta) Limited	Malta
Willis Services LLC	U.S.A.
Willis Services sp. z o.o.	Poland
Willis South Africa (Pty) Limited	South Africa
Willis sro	Czech Republic
Willis Structured Financial Solutions Limited	England & Wales
Willis Towers Watson Plc	Ireland
Willis Towers Watson Sub Holdings Limited	Ireland
Willis Trustsure limited	Ireland
Willis Tryggingartaenasta Foroyar I/S	Faroe Islands
Willis UK Investments	England & Wales
Willis UK Limited	England & Wales
WILLIS US HOLDING COMPANY, INC.	U.S.A.
WMN GmbH	Germany
WTW Bermuda Holdings Limited	Bermuda
WTW Delaware Holdings, LLC	U.S.A
WV Versicherungsmakler GmbH	Germany
York Vale Corretora e Administradora de Seguros Limitada	Brazil